Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value, Measurement Inputs, Disclosure [Text Block]
Fair value of financial instruments
The carrying amount and fair value of financial instruments at December 31, 2016 and 2015 were as follows (in thousands):

	2016		2015
	Carrying value	Fair Value	Carrying value	Fair Value
Financial assets:
Cash and cash equivalents	$101,734	$101,734	$200,300	$200,300

Financial liabilities:
Bank loans	507,273	507,273	450,053	450,053
Senior Notes	72,199	65,850	71,671	36,813

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, various methods are used including market, income and cost approaches. Based on these approaches, certain assumptions that market participants would use in pricing the asset or liability are used, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated, or generally unobservable firm inputs. Valuation techniques that are used maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, fair value measured financial instruments are categorized according to the fair value hierarchy prescribed by ASC 820, Fair Value Measurements and Disclosures. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

•
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market-based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.

•	Level 3: Fair value measurements using inputs that are significant and not readily observable in the market.
Cash and cash equivalents comprise cash on hand and demand deposits, and other short-term highly-liquid investments with original maturities of three months or less, and that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these instruments.
The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. The Company believes the carrying amounts of its bank loans at December 31, 2016 and December 31, 2015 approximate fair value because the interest rates on these instruments change with, or approximate, market interest rates. These amounts are shown net of $15.2 million and $10.4 million of unamortized deferred financing fees, on our consolidated balance sheet as of December 31, 2016 and December 31, 2015, respectively.
The Senior Notes are publicly traded on the New York Stock Exchange and are considered a level 1 item. The carrying values shown in the table are the face value of the notes net of $1.4 million and $2.0 million of unamortized deferred financing fees as of December 31, 2016 and December 31, 2015, respectively.
Certain of the Company’s assets and liabilities are carried at contracted amounts that approximate fair value. Assets and liabilities that are recorded at contracted amounts approximating fair value consist primarily of balances with related parties, prepaid expenses and other current assets, accounts payable and accrued expenses.
The Company believes the carrying amounts of its bank loans at December 31, 2016 and December 31, 2015 approximate fair value because the interest rates on these instruments change with, or approximate, market interest rates.
Certain items are measured at fair value on a non-recurring basis. The table below details the portion of those items that we re-measured at fair value during 2015 and the resultant loss recorded.

	Fair Value Using
December 31, 2015	Total	Level 1	Level 2	Level 3	Total Losses
Assets held for sale	$338,048	$—	$—	$338,048	$418,521
Total	$338,048	$—	$—	$338,048	$418,521

Assets Held for Sale
The fair value of assets held for sale (see Note 6) was determined based on the selling price, net of estimated costs to sell, of such assets based on negotiated contracts, and are considered to be Level 3 items. During 2015, assets held for sale was with a carrying value of $756.6 million was written down to its implied fair value of $338.0 million, resulting in a charge of $418.5 million.